UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2012

L-3 COMMUNICATIONS HOLDINGS, INC.

L-3 COMMUNICATIONS CORPORATION

(Exact names of registrants as specified in their charters)

DELAWARE	001-14141 333-46983	13-3937434 13-3937436
(State or other Jurisdiction of Incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

600 THIRD AVENUE, NEW YORK, NEW YORK	10016
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code: (212) 697-1111

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

Distribution Agreement

On July 16, 2012, L-3 Communications Holdings, Inc. (“Holdings”) entered into a Distribution Agreement (the “Distribution Agreement”) with Engility Holdings, Inc. (“Engility”). The Distribution Agreement sets forth Holdings’ agreements with Engility regarding the principal actions needed to be taken in connection with the spin-off of Engility (the “Spin-off”). It also sets forth other agreements that govern certain aspects of Holdings’ relationship with Engility following the Spin-off.

Transfer of Assets and Assumption of Liabilities. The Distribution Agreement provides for those transfers of assets and assumptions of liabilities that are necessary in advance of Engility’s separation from Holdings so that each of Engility and Holdings retains the assets necessary to operate its respective business and retains or assumes the liabilities allocated to it in accordance with the separation plan. The Distribution Agreement also provides for the settlement or extinguishment of certain liabilities and other obligations between and among Engility and Holdings. In particular, the Distribution Agreement provides that, subject to the terms and conditions contained in the Distribution Agreement:

•

All of the assets and liabilities (including whether accrued, contingent or otherwise, and subject to certain exceptions) associated with Engility’s business will be retained by or transferred to Engility or one of Engility’s subsidiaries.

•

All other assets and liabilities (including whether accrued, contingent or otherwise, and subject to certain exceptions) of Holdings will be retained by or transferred to Holdings or one of its subsidiaries (other than Engility or one of Engility’s subsidiaries).

•

Liabilities (including whether accrued, contingent or otherwise) related to, arising out of or resulting from businesses or assets formerly owned or managed by Engility or Engility’s subsidiaries that were previously terminated or divested will be assumed or retained by Engility.

•

Engility will assume or retain any liabilities (including under applicable federal and state securities laws) arising under or in connection with Engility registering Engility’s common stock to be distributed by Holdings in the Spin-off, subject to exceptions for certain information for which Holdings will retain liability.

•

Except as otherwise provided in the Distribution Agreement or any ancillary agreement, Engility will be responsible for any costs or expenses incurred by Engility or Engility’s subsidiaries after the date of the distribution in connection with the distribution, including costs and expenses relating to legal counsel, filing and printing, financial advisors and accounting advisory work related to the distribution.

Further Assurances. To the extent that any transfers of assets or assumptions of liabilities contemplated by the Distribution Agreement have not been consummated on or prior to the date of the distribution, the parties agreed to cooperate to effect such transfers or assumptions as promptly as practicable following the date of the distribution. In addition, each of the parties agreed to use commercially reasonable efforts to take or to cause to be taken all actions, and to do, or to cause to be done, all things reasonably necessary under applicable law or contractual obligations to consummate and make effective the transactions contemplated by the Distribution Agreement and the ancillary agreements.

Representations and Warranties. In general, neither Engility nor Holdings made any representations or warranties regarding any assets or liabilities transferred or assumed, any consents or approvals that may be required in connection with such transfers or assumptions, the value or freedom from any lien or other security interest of any assets transferred, the absence of any defenses relating to any claim of either party or the legal sufficiency of any conveyance documents, or any other matters. Except as expressly set forth in the Distribution Agreement or in any ancillary agreement, all assets were transferred on an “as is,” “where is” basis.

The Distribution. The Distribution Agreement governs the rights and obligations of the parties regarding the proposed distribution and certain actions that must occur prior to the proposed distribution, such as the election of directors.

Conditions. The Distribution Agreement provides that the distribution is subject to several conditions that must be satisfied or waived by Holdings in its sole discretion. Holdings may, in its sole discretion, determine the distribution date and the terms of the distribution and may at any time prior to the completion of the distribution decide to abandon or modify the distribution.

Termination. The Distribution Agreement provides that it may be terminated by Holdings at any time in its sole discretion prior to the distribution date.

Release of Claims. Holdings and Engility agreed to broad releases pursuant to which Holdings and Engility will each release the other and certain related persons specified in the Distribution Agreement from any claims against any of them existing or arising out of any acts or events occurring or failing to occur or alleged to have occurred or to have failed to have occurred or any conditions existing or alleged to have existed on or before the time of the distribution, including in connection with all activities to implement the distribution and any of the other transactions contemplated by the Distribution Agreement or the ancillary agreements. These releases are subject to certain exceptions set forth in the Distribution Agreement.

Indemnification. The Distribution Agreement provides for cross-indemnities that, except as otherwise provided in the Distribution Agreement, are principally designed to place financial responsibility for the obligations and liabilities of Engility’s business with Engility and financial responsibility for the obligations and liabilities of Holdings’ business with Holdings. Specifically, each party will indemnify, defend and hold harmless the other party, its affiliates and subsidiaries and each of its officers, directors, employees and agents for any losses arising out of or due to:

•	the failure to pay, perform or otherwise discharge any of the liabilities or alleged liabilities each such party assumed or retained pursuant to the Distribution Agreement; and

•	any breach by such party of the Distribution Agreement.

The amount of each party’s indemnification obligations is subject to reduction by any insurance proceeds received by the party being indemnified. The Distribution Agreement also specifies procedures with respect to claims subject to indemnification and related matters. Indemnification with respect to taxes is governed solely by the Tax Matters Agreement (as described below).

Insurance. Following the Spin-off, Engility is responsible for obtaining and maintaining its own insurance coverage, although Engility will continue to have coverage under certain of Holdings’ pre-Spin-off insurance policies for certain matters that occurred prior to the Spin-off.

Other Matters Governed by the Distribution Agreement. Other matters governed by the Distribution Agreement include access to financial and other information, intellectual property, confidentiality, access to and provision of records and treatment of outstanding guarantees and similar credit support.

Employee Matters Agreement

On July 16, 2012, L-3 Communications Corporation (“L-3”), a wholly-owned subsidiary of Holdings (together with L-3, the “Company”) entered into an Employee Matters Agreement (the “Employee Matters Agreement”) with Engility Corporation, a wholly-owned subsidiary of Engility, with Engility and Holdings as acknowledging parties. The Employee Matters Agreement governs the respective rights, responsibilities and obligations of the parties after the Spin-off with respect to employee related liabilities and their respective health and welfare benefit plans, defined contribution plans, non-qualified deferred compensation plans and equity-based compensation plans (including the treatment of outstanding stock option and restricted stock unit awards thereunder). The Employee Matters Agreement provides for the allocation and treatment of assets, account balances, and liabilities, as applicable, arising out of incentive plans, retirement plans, deferred compensation plans, and employee health and welfare benefit programs in which Engility’s employees participated prior to the Spin-off. Generally, Engility assumed or retained sponsorship of, and liabilities relating to, employee compensation and benefits programs or arrangements relating to Engility’s current employees and employees formerly associated with Engility’s business by assuming the applicable employee benefit programs, or creating substantially similar programs for the benefit of Engility’s employees.

Tax Matters Agreement

On July 16, 2012, Holdings entered into a Tax Matters Agreement (the “Tax Matters Agreement”) with Engility. The Tax Matters Agreement governs the respective rights, responsibilities and obligations of Holdings and Engility after the Spin-off with respect to tax liabilities and benefits, tax attributes, tax contests and other tax sharing regarding U.S. federal, state, local and foreign income taxes, other tax matters and related tax returns. As a business of Holdings, Engility has (and will continue to have following the Spin-off) several liability with Holdings to the United States Internal Revenue Service (“IRS”) for the consolidated U.S. federal income taxes of Holdings’ consolidated group relating to the taxable periods in which Engility was part of that group. However, the Tax Matters Agreement specifies the portion, if any, of this tax liability for which Engility bears responsibility, and Holdings agreed to indemnify Engility against any amounts for which Engility is not responsible. The Tax Matters Agreement provides special rules for allocating tax liabilities in the event that the Spin-off is not tax-free. The Tax Matters Agreement provides for certain covenants that may restrict Engility’s ability to pursue strategic or other transactions that otherwise could maximize the value of Engility’s business and may discourage or delay a change of control that may be considered favorable. Though valid as between the parties, the Tax Matters Agreement will not be binding on the IRS.

Transition Services Agreement

On July 16, 2012, L-3 entered into a Transition Services Agreement (the “Transition Services Agreement”) with Engility Corporation. Pursuant to the Transition Services Agreement, L-3 will provide or cause to be provided to Engility Corporation certain services for a limited time to help ensure an orderly transition for each of L-3 and Engility Corporation following the distribution. Under the Transition Services Agreement, Engility Corporation will receive certain services (including information technology, financial, telecommunications, benefits support services and other specified services) from L-3 and/or third party providers at specified prices. These services are planned to extend for a period of two to eighteen months in most circumstances.

Master Supply Agreements

On July 16, 2012, L-3 entered into two Master Supply Agreements (the “Master Supply Agreements”) with Engility Corporation, one as the seller of goods and services, and one as the buyer. Effective upon the distribution, the Master Supply Agreements governs the conversion of certain commercial arrangements between Engility Corporation and L-3 into third-party contracts based on existing intercompany work orders and L-3’s general terms and conditions.

Section 2 — Financial Information

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 17, 2012, Holdings announced that it had completed the previously announced Spin-off. Effective as of 5:00 p.m., New York time, on July 17, 2012 (the “Distribution Date”), the common stock of Engility was distributed, on a pro rata basis, to Holdings’ shareholders of record as of July 16, 2012 (the “Record Date”). On the Distribution Date, each of the shareholders of Holdings received one share of Engility for every six shares of Holdings’ common stock held by such shareholder on the Record Date. The Spin-off was completed pursuant to the Distribution Agreement. On July 17, 2012, Holdings issued a press release announcing the completion of the Spin-off. A copy of this press release is attached hereto as Exhibit 99.1.

After the Distribution Date, the Company does not beneficially own any shares of Engility common stock and, following such date, does not expect to consolidate the financial results of Engility for the purpose of its own financial reporting. The unaudited pro forma financial information of the Company giving effect to the Spin-off and the related notes thereto, is attached hereto as Exhibit 99.2.

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Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated statements of operations for L-3 Communications Holdings, Inc. for the years ended December 31, 2011, 2010 and 2009 and the quarters ended March 30, 2012 and April 1, 2011 and the unaudited pro forma condensed consolidated balance sheet of L-3 Communications Holdings, Inc. as of March 30, 2012 are filed as Exhibit 99.2 to this Current Report on Form 8-K.

(d) Exhibits

Exhibit Number	Title

99.1	Press release dated July 17, 2012.

99.2	Unaudited pro forma condensed consolidated statements of operations of L-3 Communications Holdings, Inc. and L-3 Communications Corporation for the years ended December 31, 2011, 2010 and 2009 and quarters ended March 30, 2012 and April 1, 2011 and unaudited pro forma condensed consolidated balance sheet of L-3 Communications Holdings, Inc. and L-3 Communications Corporation dated as of March 30, 2012.

Forward-Looking Statements

Certain of the matters discussed in this report that are predictive in nature, that depend upon or refer to events or conditions or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions constitute forward-looking statements. Although we believe that these statements are based upon reasonable assumptions they are subject to several risks and uncertainties, and therefore, we can give no assurance that these statements will be achieved. Such statements will also be influenced by factors which include, among other things: our dependence on the defense industry and the business risks peculiar to that industry, including changing priorities or reductions in the U.S. Government defense budget; backlog processing and program slips resulting from delayed funding of the Department of Defense (DoD) budget; our reliance on contracts with a limited number of agencies of, or contractors to, the U.S. Government and the possibility of termination of government contracts by unilateral government action or for failure to perform; the extensive legal and regulatory requirements surrounding our contracts with the U.S. or foreign governments and the results of any investigation of our contracts undertaken by the U.S. or foreign governments; our ability to retain our existing business and related contracts (revenue arrangements); our ability to successfully compete for and win new business and related contracts (revenue arrangements) and to win re-competitions of our existing contracts; our ability to identify and acquire additional businesses in the future with terms that are attractive to the Company and to integrate acquired business operations; the impact of any strategic initiatives undertaken by us, including but not limited to the spin-off of Engility, and our ability to achieve anticipated benefits; our ability to maintain and improve our consolidated operating margin and total segment operating margin in future periods; our ability to obtain future government contracts (revenue arrangements) on a timely basis; the availability of government funding or cost-cutting initiatives and changes in customer requirements for our products and services; our significant amount of debt and the restrictions contained in our debt agreements; our ability to continue to retain and train our existing employees and to recruit and hire new qualified and skilled employees as well as our ability to retain and hire employees with U.S. Government security clearances; actual future interest rates, volatility and other assumptions used in the determination of pension benefits and equity based compensation, as well as the market performance of benefit plan assets; our collective bargaining agreements, our ability to successfully negotiate contracts with labor unions and our ability to favorably resolve labor disputes should they arise; the business, economic and political conditions in the markets in which we operate, including those for the commercial aviation, shipbuilding and communications markets; global economic uncertainty; the DoD’s contractor support services in-sourcing and efficiency initiatives; events beyond our control such as acts of terrorism; our ability to perform contracts (revenue arrangements) on schedule; our international operations; our extensive use of fixed-price type contracts as compared to cost-plus type and time-and-material type contracts; the rapid change of technology and high level of competition in the defense industry and the commercial industries in which our businesses participate; our introduction of new products into commercial markets or our investments in civil and commercial products or companies; the outcome of litigation matters, including in connection with jury trials; results of audits by U.S. Government agencies; results of on-going governmental investigations, including potential suspensions or debarments; the impact on our business of improper conduct by our employees, agents or business partners; anticipated cost savings from business acquisitions not fully realized or realized within the expected time frame; the outcome of matters relating to the Foreign Corrupt Practices Act (FCPA) and similar non-U.S. regulations; ultimate resolution of contingent matters, claims and investigations relating to acquired businesses, and the impact on the final purchase price allocations; competitive pressure among companies in our industry; and the fair values of our assets, which can be impaired or reduced by other factors, some of which are discussed above.

For a discussion of these and other risks and uncertainties that could impair our results of operations or financial condition, see “Part I — Item 1A — Risk Factors” and Note 19 to our audited consolidated financial statements, included in our Annual Report on Form 10-K for the year ended December 31, 2011, and any material updates to these factors contained in any of our future filings.

Our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this report to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

L-3 COMMUNICATIONS HOLDINGS, INC.
L-3 COMMUNICATIONS CORPORATION

By:	/s/ ALLEN E. DANZIG
Name:	Allen E. Danzig
Title:	Vice President Assistant General Counsel and Assistant Secretary

Dated: July 20, 2012